As filed with the Securities and Exchange Commission on July 8, 2011

File No. 333-_________
File No. 811-_________

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. ___
Post-Effective Amendment No. _____

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. ____

(Check appropriate box or boxes)

VERICIMETRY FUNDS
(Exact name of Registrant as Specified in Charter)

800 Wilshire Blvd., Suite 300
Los Angeles, CA 90017
(Address of Principal Executive Office)
(818) 813-1351
(Registrant's Telephone Number, including Area Code)

Glenn S. Freed
Chairman
Vericimetry Funds
800 Wilshire Blvd., Suite 300
Los Angeles, CA 90017
(Name and address of agent for Service)

Copies of Communications to:
Bibb L. Strench
Seward & Kissel LLP
1200 G Street, N.W.
Suite 350
Washington, D.C. 20005

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	60 days after filing pursuant to Rule 485 (a)(1).
[ ]	75 days after filing pursuant to Rule 485 (a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

Neither the U.S. Securities and Exchange Commission (the "SEC") nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The information in this prospectus is not complete and may be changed. We may not sell securities until the registration statement filed with the SEC is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Vericimetry Funds

U.S. Small Cap Value Fund

Ticker: [___]

[LOGO]

Prospectus

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission nor has the U.S. Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

____________, 2011

The information in this prospectus is not complete and may be changed. We may not sell securities until the registration statement filed with the SEC is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Table of Contents

Fund Summary	5

Important Additional Information	8

Management of the Fund	10

Valuation of Shares	10

Purchase of Shares	11

Sale of Shares	12

Dividends and Capital Gains Distributions	12

Taxes	13

Policy Regarding Excessive or Short-Term Trading	14

Disclosure of Portfolio Holdings	14

Delivery of Shareholder Documents	15

Financial Highlights	16

Service Providers	17

FUND SUMMARY

Investment Objective

The investment objective of the U.S. Small Cap Value Fund (the "Fund") is to achieve long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares in the Fund. Transaction costs that may be incurred by the investor, such as brokerage commissions for buying and selling securities, are not reflected in the table.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and/ or Service (12b-1) Fees	None
Other Expenses (1)	.50%
Total Annual Fund Operating Expenses Before Waiver	1.00%
Fee Waiver and/or Expense Reimbursement (2)	.40%
Acquired Fund Fees and Expenses (3)	[ ]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	.60%

———————
(1)	Other Expenses are based on estimated amounts for the current fiscal year.
(2)
The Fund's investment adviser, Vericimetry Advisors LLC, has contractually agreed to waive its management fee and/or pay certain operating expenses of the Fund to the extent necessary to prevent the operating expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.60% of average net assets per year, at least until December 31, 2012.  The waiver arrangements cannot be terminated prior to December 31, 2012.

(3)	Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS
$[___]	$[___]

Portfolio Turnover

The Fund is new and, therefore, does not have a historical portfolio turnover rate.

Principal Investment Strategies

The Adviser believes that equity investing should involve a long-term view and a systematic focus on sources of expected returns, not on stock picking or market timing. In constructing an investment portfolio, the Adviser identifies a broadly diversified universe of eligible securities with precisely-defined risk and return characteristics. It then places priority on efficiently managing portfolio turnover and keeping trading costs low.

The Adviser does not intend to purchase or sell securities for the investment portfolio based on prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase.

Using a market capitalization weighted approach, the Adviser purchases a broad and diverse group of the readily marketable common stocks of U.S. small cap companies that the Adviser determines to be value stocks.  A company's market capitalization is the number of its shares outstanding times its price per share. In general, the higher the relative market capitalization of the U.S. small cap company, the greater its representation in the Fund.  The Adviser may modify market capitalization weights after considering such factors as free float, momentum, trading strategies, liquidity management and other factors that the Adviser determines appropriate, given market conditions.  Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). Securities may also be considered value stocks based on other financial measures of worth in addition to their price, such as the ratio of earnings to price, sales to price and cash flow to price.

As a non-fundamental policy, under normal circumstances, the Fund will invest at least 80% of its net assets in securities of small cap U.S. companies.  For purposes of the Fund, the Adviser considers small cap companies to be companies whose market capitalizations are generally in the lowest 10% of total market capitalization or companies whose market capitalizations are smaller than the 1,200th largest U.S. company, whichever results in the higher market capitalization break.  Total market capitalization is based on the market capitalization of U.S. operating companies listed on the New York Stock Exchange ("NYSE"), NYSE Alternext US LLC, Nasdaq Global Market® or such other securities exchanges deemed appropriate by the Adviser. Under the Adviser's market capitalization guidelines described above, as of January 1, 2011, the market capitalization of a small cap company was $2,357 million, or below.  This dollar amount will change due to market conditions.

The Fund may use derivatives, such as futures contracts and options on futures contracts for equity securities and indices, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions.

The Fund may lend its portfolio securities to generate additional income.

Principal Risks

As with any investment, a Fund shareholder is subject to the risk that his or her investment could lose money.  An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The principal risks affecting shareholders' investments in the Fund are set forth below.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, political, and issuer-specific events will cause the value of securities, and of the Fund that owns them, to rise or fall. Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money.

Small Company Risk: Securities of small companies are often less liquid than those of large companies and this could make it difficult to sell a small company security at a desired time or price. As a result, small company stocks may fluctuate relatively more in price. In general, smaller capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Value Investment Risk: Value stocks may perform differently from the market as a whole and following a value oriented investment strategy may cause the Fund to, at times, underperform equity funds that use other investment strategies.

Derivatives: Derivatives are securities, such as futures contracts, whose value is derived from that of other securities or indices.  The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments.  When the Fund uses derivatives, the Fund will be directly exposed to the risks of that derivative. Derivative securities are subject to a number of risks including liquidity, interest rate, market, credit and management risks, and the risk of improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

Securities Lending: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities.  The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain potential adverse tax consequences.

Performance Information

The Fund has not completed a full calendar year of operations and therefore has no performance information.

Investment Adviser

Vericimetry Advisors LLC (the "Adviser") serves as the investment adviser to the Fund.

Portfolio Managers

Andrew L. Berkin and Patrick T. Bradford are the Fund's portfolio managers and have managed the Fund since its inception.

Purchase and Sale of Fund Shares

Investors may purchase or redeem shares of the Fund on any business day by first contacting [               ] (the "Distributor") at [(800)] [________] to notify the Distributor of the proposed investment or redemption.  A shareholder that invests in the Fund through a financial intermediary should contact the financial intermediary for information regarding purchase and redemption procedures. The Fund is generally available for investment only by institutional clients, clients of registered investment advisers, clients of financial institutions, and a limited number of certain other investors as approved from time to time by the Adviser ("Eligible Investors"). Eligible Investors include employees, former employees, shareholders and directors of the Adviser and the Fund and friends and family members of such persons. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of Fund shares. All investments are subject to approval by the Distributor, and all investors must complete and submit the necessary account registration forms in good order.

Tax Information

The dividends and distributions you receive from the Fund are taxable and will generally be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

IMPORTANT ADDITIONAL INFORMATION

Investment Program

The investment objective of the Fund is to achieve long-term capital appreciation. The Fund generally will pursue its investment objective by investing directly in securities of U.S. companies. Ordinarily, the Fund will invest its assets in a broad and diverse group of readily marketable common stocks of U.S. companies which the Adviser determines to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book to market ratio. In assessing value, the Adviser may consider additional factors, such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer's industry. The criteria the Adviser uses for assessing value are subject to change from time to time.

The Fund will purchase securities that are listed on the U.S. national securities exchanges or traded on the over-the-counter market. The Fund uses a market capitalization weighted approach. See "Market Capitalization Weighted Approach" below.  On not less than a semi-annual basis, the Adviser will calculate book to market ratios and review total market capitalization of the Fund to determine those companies whose stock may be eligible for investment.  The Fund does not intend to purchase or sell securities based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase.

The Fund may sell portfolio securities when the issuer's market capitalization increases to a level that exceeds that of the issuer with the largest market capitalization that is then eligible for investment by the Fund.  The Fund also may sell portfolio securities when its book to market ratios fall below those of the security with the lowest such ratio that is then eligible for purchase by the Fund.  However, the Fund may retain securities of issuers with relatively smaller market capitalizations for longer periods, despite a decrease in the issuers' book to market ratio.

The total market capitalization ranges, and the value criteria used by the Adviser for the Fund, as described above, generally apply at the time of purchase by the Fund. The Fund is not required to dispose of a security if the security's issuer is no longer within the total market capitalization range or does not meet current value criteria. Similarly, the Adviser is not required to sell a security even if the decline in the market capitalization reflects a serious financial difficulty or potential or actual insolvency of the company. Securities that do meet the market capitalization and/or value criteria nevertheless may be sold at any time when, in the Adviser's judgment, circumstances warrant their sale. See "Portfolio Transactions" below.

The Fund may invest in exchange-traded funds ("ETFs") and similarly structured pooled investments for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. In addition to money market instruments and other short-term investments, the Fund may invest in unaffiliated registered and unregistered money market funds to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in money market funds may involve a duplication of certain fees and expenses.

Market Capitalization Weighted Approach

The portfolio structure of the Fund involves market capitalization weighting in determining individual security weights. Market capitalization weighting means each security is generally purchased based on the issuer's relative market capitalization. Market capitalization weighting will be modified by the Adviser for a variety of factors. The Adviser may consider such factors as free float, momentum, trading strategies, liquidity management and other factors determined to be appropriate by the Adviser given market conditions. The Adviser may deviate from market capitalization weighting to limit or fix the exposure of the Fund to a particular issuer to a maximum proportion of the assets of the Fund. The Adviser may exclude the stock of a company that meets applicable market capitalization criterion if the Adviser determines, in its judgment, that the purchase of such stock is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting.

Adjustment for free float modifies market capitalization weighting to exclude the share capital of a company that is not freely available for trading in the public equity markets. For example, the following types of shares may be excluded: (i) those held by strategic investors (such as governments, controlling shareholders and management) or (ii) treasury shares.  Deviation from market capitalization weighting also will occur because the Adviser generally intends to purchase in round lots. Furthermore, the Adviser may reduce the relative amount of any security held in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of the Fund's assets, may be invested in interest-bearing obligations, such as money market instruments, thereby causing further deviation from market capitalization weighting. A further deviation may occur due to holdings in privately placed convertible debentures and securities received in connection with corporate actions.

Block purchases of eligible securities may be made at opportune prices, even though such purchases exceed the number of shares that, at the time of purchase, adherence to a market capitalization weighted approach would otherwise require. In addition, securities eligible for purchase or otherwise represented in the Fund may be acquired in exchange for the issuance of shares. While such transactions might cause a deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of assets.

Changes in the composition and relative ranking (in terms of market capitalization) of the stocks that are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, the Adviser will identify companies whose stock is eligible for investment by the Fund. Additional investments generally will not be made in securities that have changed in value sufficiently to be excluded from the Adviser's then current market capitalization requirement for eligible portfolio securities. This may result in further deviation from market capitalization weighting. Such deviation could be substantial if a significant amount of holdings of the Fund change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.

Portfolio Construction

The Fund intends to invest in the securities of eligible companies using a market capitalization weighted approach. See "Market Capitalization Weighted Approach" above.

The decision to include or exclude the shares of an issuer will be made on the basis of such issuer's relative market capitalization determined by reference to other companies. Even though a company's stock may meet the applicable market capitalization criterion, it may not be purchased if (i) in the Adviser's judgment, the issuer is in extreme financial difficulty, (ii) the issuer is involved in a merger or consolidation or is the subject of an acquisition, (iii) a significant portion of the issuer's securities are closely held, or (iv) the Adviser determines, in its judgment, that the purchase of such stock is inappropriate given other conditions. Further, securities of real estate investment trusts ("REITs") generally will not be acquired (except as part of a merger, consolidation, acquisition of assets or other corporate action).

If securities must be sold in order to obtain funds to make redemption payments, such securities may be repurchased, as additional cash becomes available. In most instances, however, management would anticipate selling securities which had appreciated sufficiently to be eligible for sale and, therefore, would not need to repurchase such securities.

Generally, current income is not sought as an investment objective and investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be selected for investment do pay dividends. It is anticipated, therefore, that dividend income will be received.

Portfolio Transactions

Securities will not be purchased or sold based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Securities which have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities will not be sold to realize short-term profits, but, when circumstances warrant, they may be sold without regard to the length of time held. Securities, including those eligible for purchase, may be disposed of, however, at any time when, in the Adviser's judgment, circumstances warrant their sale, including but not limited to, tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the investment policy of the Fund.

MANAGEMENT OF THE FUND

Investment Adviser

Vericimetry Advisors LLC serves as the investment adviser to the Fund pursuant to an investment advisory agreement with the Fund (the "Advisory Agreement"). The Adviser is a Delaware limited liability company with its principal offices located at 800 Wilshire Blvd, Suite 300, Los Angeles, CA 90017.

The Advisory Agreement was approved by the Board of Trustees of the Fund (the "Board"), including a majority of the Trustees who are not "interested persons," as defined in the 1940 Act, of the Fund or the Adviser (the "Independent Trustees"), at a meeting held on [_______________], 2011. The Advisory Agreement provides that the Fund pays the Adviser a management fee ("Management Fee") for the investment advisory and administrative services it provides to the Fund.  The Management Fee is payable on a monthly basis at the annual rate of 0.50% of the Fund's average daily net assets.

Pursuant to the Advisory Agreement, the Adviser provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund, subject to the general supervision of the Board. The Adviser also, in accordance with the investment objective, policies, and restrictions of the Fund, buys, retains and sells the Fund's portfolio investments, selects broker-dealers to execute transactions, provides investment research, maintains or causes to be maintained all required books, records, and reports and other information required for the proper operation of the Fund and furnishes all other services required in connection with management of the Fund.

The Adviser has contractually agreed to waive the Management Fee and/or pay certain operating expenses of the Fund to the extent necessary to prevent the operating expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, and other extraordinary costs, such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.60% of the Fund's average net assets per year, at least until December 31, 2012.

A discussion regarding the basis for the Board's approval of the Advisory Agreement will be available in the Fund's annual report to shareholders for the period ended December 31, 2011.

Portfolio Management

Vericimetry Advisors LLC serves as the investment advisor for the U.S. Small Cap Value Fund.
Andrew L. Berkin, Chief Investment Officer and Portfolio Manager, and Patrick T. Bradford, Head of Trading and Portfolio Manager are responsible for the management of the Fund and have been the managers since the Fund's inception.

The Fund's Statement of Additional Information ("SAI") includes information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities of the Fund.

VALUATION OF SHARES
Net Asset Value

The Fund is open for business each day the NYSE is open.  The Fund's net asset value per share ("NAV") is the value of a single share.  The Adviser normally calculates the Fund's NAV each day as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The Fund's assets normally are valued as of this time for the purpose of computing the Fund's NAV.

The Fund values its securities at their current market value. The current market value of the Fund's portfolio securities is determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at fair value as determined by the Adviser in accordance with the valuation policies and procedures established by and under the general supervision of the Board.  The Adviser may use fair value pricing under circumstances that include the prices or values available not representing the fair value of the instrument, the early closing of the exchange on which a security is traded or suspension of trading in the security.  In addition, under certain circumstances to discourage potential arbitrage market timing in Fund shares and in accordance with the Fund's valuation procedures, the Adviser may use fair value pricing for securities traded in non-U.S. markets.

Fair value pricing involves subjective judgments. It is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

PURCHASE OF SHARES

Purchases

Investors may purchase or redeem shares of the Fund on any business day by first contacting the Distributor at [(800)] [________] to notify the Distributor of the proposed investment or redemption.  A shareholder that invests in the Fund through a financial intermediary should contact the financial intermediary for information regarding purchase and redemption procedures. The Fund is generally available for investment only by Eligible Investors. Eligible Investors include employees, former employees, shareholders and directors of the Adviser and the Fund and friends and family members of such persons. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of Fund shares. All investments are subject to approval by the Distributor, and all investors must complete and submit the necessary account registration forms in good order.

With respect to the purchase of shares, "good order" means that a fully completed and properly executed account registration form, and any additional supporting legal documentation required by the Distributor, have been received and accepted by the Distributor, and the Distributor has been notified of the purchase by telephone (and in writing, if the Adviser requests such written notification), no later than the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern Standard Time) on the day of the purchase. If an order to purchase shares must be canceled due to nonpayment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

Investors that have accounts with a bank that is a member or a correspondent of a member of the Federal Reserve System may purchase shares by first calling the Distributor at [(800) ____________] to notify the Distributor of the proposed investment. The investor may then request the bank to transmit immediately available funds (federal funds) by wire to [________] for the account of [____________]. Any such request should specify the name of the Fund. Additional investments also may be made through the wire procedure by first notifying the Distributor. Investors that wish to purchase shares of the Fund by check should send their checks to [________________], c/o [_____________________________].

Shares may also be purchased and sold by individuals through securities firms that may charge a service fee or commission for such transactions. No such fee or commission is charged on shares that are purchased or redeemed directly from the Fund. Investors that are clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.

If you purchase the Fund's shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

 SALE OF SHARES

Selling Shares

Investors seeking to sell or redeem their shares must first contact the Distributor at [(800)-________] or [__________]. Any shareholders that invest in the Fund through a financial intermediary should contact the shareholder's financial intermediary regarding redemption procedures. The Fund will redeem shares at the next determined NAV of such shares after the Distributor receives a written request for redemption in good order. A request is deemed to be in "good order" when it includes all necessary documentation to be received in writing by the Adviser no later than the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern Standard Time). Such information includes, but is not limited to, the number of shares to be redeemed, any required signatures of all account owners exactly as they are registered on the account, any required signatures, medallion guaranteed, and any supporting legal documentation that is required in the case of estates, trusts, corporations, or partnerships, and certain other types of accounts.

Redeeming shareholders who have authorized redemption payment by wire in writing, may request that redemption proceeds be paid in federal funds wired to the bank they have designated in writing. The Fund reserves the right to send redemption proceeds by check in its discretion. In such cases, the shareholder may request overnight delivery of such check at the shareholder's own expense. If the proceeds are wired to the shareholder's account at a bank that is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the shareholder's account. The Fund reserves the right at any time to suspend or terminate the redemption by wire procedure after prior notification to shareholders. The redemption of all shares in an account will result in the account being closed, and an investor will have to complete a new account registration form for future investments.

Payment of redemption proceeds will generally be made within 7 days after a redemption request in good order is received.  In the case of redeeming shareholders that purchased shares by check, payment will not be made until the Distributor can verify that the payment for the purchase has been (or will be) retained. Any delay in connection with this process, which may take up to 10 days or more, may be avoided if investors submit a certified check along with its purchase order.

Involuntary Redemptions

If, as a result of redemptions, the value of a shareholder's interest in the Fund falls to $500 or less, the Fund may redeem all of the shares held by such investor.  Before involuntarily redeeming shares and sending the proceeds to the investor, however, the Fund will notify the investor in writing that the Fund intends to redeem the account at least 60 days before the redemption date. The shareholder will then have 60 days from the date of the notice to make whatever additional investment is necessary to increase the value of the Fund's shares held in the account to more than $500 and avoid such involuntary redemption. In the case of an involuntary redemption, the redemption price paid to the relevant investor will be the aggregate NAV of the shares in the account at the close of business on the redemption date. The right to redeem small accounts applies to accounts established with the Fund's transfer agent.

In-Kind Redemptions

When determined to be in the best interest of the Fund and subject to applicable federal securities laws and the rules thereunder, the Fund may redeem shares, in whole or in part, in-kind. This means that, in lieu of cash, the Fund may redeem payment by distributing portfolio securities that the Fund owns. Investors may incur charges in converting such securities to dollars, and the value of the securities may be affected by currency exchange fluctuations.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund will generally pay no federal income tax on the income and gains it will distribute to shareholders. Dividends from net investment income and any net realized capital gains (after any reductions for available capital loss carry-forwards) will be distributed annually, typically in December. If necessary, the Fund may distribute income dividends and capital gains more frequently to reduce or eliminate federal excise or income taxes.

Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows. In the event of an economic downturn, the Fund may experience capital losses and unrealized depreciation in value of investments, which may reduce or eliminate capital gains distributions for a period of time. The Fund may distribute prior year's capital gains, even though it experienced a loss for the current year.  Each shareholder will automatically receive all income dividends and capital gains distributions in additional Fund shares at NAV (as of the business date following the dividend record date), unless the shareholder provides written notice to the Adviser and selects an alternative method of receiving such distributions.

Each year, Fund shareholders will receive statements showing the tax status of distributions received the previous calendar year. Distributions that were declared in December to shareholders of record in December are taxable as if they were paid in December, even if the distributions were actually paid in January.

At the time Fund shares are purchased, the Fund's NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. A subsequent distribution to shareholders of such amounts, although constituting a return on investment, would be taxable. Buying Fund shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as "buying a dividend".

TAXES

This discussion should be read in conjunction with the other sections of this Prospectus and the SAI.

With respect to taxable investors, distributions by the Fund (other than exempt-interest dividends) are generally taxable as ordinary income, capital gains, or some combination of both. This is the case regardless of whether such distributions are received in the form of additional Fund shares or cash.

For federal income tax purposes, distributions by the Fund of short-term capital gains are taxable to shareholders as ordinary income.  Distributions of long-term capital gains are taxable to shareholders as long-term capital gains, no matter how long the shares were owned. In the event that the Fund has a high portfolio turnover rate, the Fund is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate. With respect to taxable years of the Fund beginning before January 1, 2013 (unless such provision is extended or made permanent) a portion of income dividends reported by the Fund as "qualified dividend income" may be eligible for taxation by U.S. shareholders who are individuals, trusts or estates at long-term capital gain rates provided certain holding period and other requirements are met by both the shareholder and the Fund.

The sale of Fund shares is a taxable event and may result in a capital gain or loss. Capital gain or loss may also be realized from an ordinary redemption of shares. Any loss incurred on the sale or exchange of the Fund's shares that were held for six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

The Fund may be required to withhold 28% of taxable dividends, capital gains distributions, and redemption proceeds paid to a shareholder if the shareholder does not provide the proper taxpayer identification number and certain required certifications. A shareholder may avoid this withholding requirement by providing and certifying on the account registration form the shareholder's correct Taxpayer Identification Number (in the case of an individual, generally the shareholder's Social Security number), and by certifying that it is a U.S. person (including a U.S. resident alien), and is not subject to backup withholding. The Fund must also withhold if the Internal Revenue Service instructs it to do so.

In addition to federal taxes, shareholders may be subject to state and local taxes on Fund distributions and on gains arising on redemption of Fund shares. Distributions of interest income and capital gains realized from certain types of U.S. government securities may be exempt from state personal income taxes.

Non-U.S. investors may be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate) and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains, if any, exempt-interest dividends, and, with respect to taxable years of the Fund that begin before January 1, 2012 (unless such sunset date is extended or made permanent), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if a shareholder fails to properly certify that it is not a U.S. person.  Non-U.S. investors also may be subject to U.S. estate tax upon death on their Fund shares.

This discussion of "Taxes" is not intended or written to be used as tax advice. Because every investor's tax situation is unique, each shareholder is encouraged to consult its own tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund. Prospective investors should also consult the SAI.

POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING

In the opinion of the Fund's management and the Board, short-term trading of Fund shares creates risks for the Fund and its shareholders, including disruptions in carrying out the Fund's investment strategies, increases in administrative and transactions costs, and potential dilution from traders successful at seeking short-term profits.  The Fund is intended for long-term investment purposes and not for excessive short-term trading or market timing. The Fund and its Board have adopted and approved policies and procedures designed to detect and deter excessive short-term trading of Fund shares.

The Fund and its agents monitor trades and flows of money in and out of the Fund from time to time in an effort to identify excessive short-term trading activity.  The Fund may consider that a shareholder has violated the excessive trading policy if it determines the shareholder has engaged in the sale or exchange of shares within a short period of time after shares were purchased or that a shareholder has engaged in a series of transactions of amounts or frequency that indicate an excessive trading pattern. If the Fund determines that a shareholder has violated the excessive trading policy, the Fund may temporarily or permanently restrict the account from subsequent purchases (including purchases by exchange). The Fund or its agents reserve the right to restrict, refuse or cancel any purchase or exchange orders with or without prior notice, for any reason, including in particular, if it believes the order(s) was made on behalf of market timers or attributable to excessive trading. If implemented, a restriction will begin at some point after the transaction that caused the violation.  In determining whether to take such actions, the Fund seeks to act in a manner that is consistent with the interests of shareholders.

Certain transactions are exempt from the excessive trading policy: (i) shares purchased through reinvested dividends or capital gains distributions; (ii) systematic or automated transactions whether the shareholder or financial advisor does not exercise direct control over the investment decision; (iii) scheduled retirement plan contributions or distributions; (iv) IRA transfers, rollovers, Roth IRA conversions or IRA recharacterizations; and (v) purchases and redemptions by certain fund of funds.

The ability of the Fund and its agents to detect and curtail excessive trading practices may be limited by operational systems and technological limitations.  In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors.  Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as broker-dealers and retirement plans.  These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions.  In these circumstances, the identity of the shareholders often is not known to the Fund.  Pursuant to Rule 22c-2 under the Investment Company Act of 1940, the Fund has entered into agreements with financial intermediaries to have the ability to request trade information in order to attempt to monitor trades placed by underlying shareholders in omnibus accounts.  However, there is no guarantee that the reporting and surveillance procedures will be the same across all financial intermediaries or that they will be successful in detecting abusive market timing or excessive short-term trading practices.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund provides a complete list of it holdings four times in each fiscal year, as of the end of each quarter. The Fund files the lists with the SEC on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders many view the Fund's Forms N-CSR and N-Q on the SEC's website at www.sec.gov.

The Forms may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room many be obtained by calling 1-800-SEC-0330 (general SEC number) or 1-202-942-8090 (direct).

A list of the Fund's quarter-end holdings is also available at www.vericimetry.com on or about 30 days following each quarter and remains available on the website until the list is updated for the subsequent quarter.

A description of the Fund's full policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

DELIVERY OF SHAREHOLDER DOCUMENTS

To eliminate duplicate mailings and reduce expenses, the Fund may deliver a single copy of certain shareholder documents, such as this Prospectus and annual and semi-annual reports, to related shareholders at the same address, even if accounts are registered in different names. This practice is known as "householding". The Fund will not household personal information documents, such as account statements. If you do not want the mailings of these documents to be combined with other members of your household, please call the Fund at (818) 813-1351 or [_________].

FINANCIAL HIGHLIGHTS

Financial highlights information is not available because, as of the date of this Prospectus, the Fund has not yet commenced investment operations.

SERVICE PROVIDERS

Investment Adviser	Custodian
Vericimetry Advisors LLC 800 Wilshire Blvd., Suite 300 Los Angeles, CA 90017	[Name of Custodian] [Address of Custodian]

Accounting Services and Transfer Agent	Legal Counsel
[Name of Accounting Services and Transfer Agent] [Address of Accounting Services and Transfer Agent]	Seward & Kissel LLP 1200 G Street, NW Suite 350 Washington, DC 20005

Independent Registered Public Accounting Firm
[Name of Accountants] [Address of Accountants]

Other Available Information

Additional information regarding the Fund's investment strategies, policies, service providers and other matters is included in the SAI.  The SAI, dated __________, 2011, has been filed with the SEC and is incorporated by reference into this Prospectus.

The SAI is, and the Fund's annual and semi-annual reports to shareholders will be, available without charge upon request. For shareholder inquiries, or to request a copy of the SAI or, when available, reports to shareholders, investors may contact the Distributor at:

[Address of Distributor]
[(800)-________]

A copy of the requested document(s) will be mailed no later than three business days of the receipt of such request.  Immediate access to requested documents is available at the Fund's website at www.vericimetry.com.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC.  Information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.  Reports and other information about the Fund are also available on the SEC's EDGAR database at the SEC's website (www.sec.gov).  Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-1520.

(THIS INFORMATION IS NOT A PART OF THE PROSPECTUS)

VERICIMETRY FUNDS

PRIVACY POLICY

[TO BE PROVIDED IN A SUBSEQUENT AMENDMENT]

The information in this Statement of Additional Information is not complete and may be changed.  The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

VERICIMETRY FUNDS

U.S. Small Cap Value Fund

Ticker: [       ]

STATEMENT OF ADDITIONAL INFORMATION

[____________], 2011

This Statement of Additional Information ("SAI") is not a prospectus.  This SAI relates to and should be read in conjunction with the prospectus of U.S. Small Cap Value Fund, a series of Vericimetry Funds, dated [________], 2011.  A copy of the prospectus may be obtained by contacting [          ] at [_____________________] or by visiting the website at www.vericimetry.com. Terms not defined in this SAI have the meaning assigned to them by the Investment Company Act of 1940.

TABLE OF CONTENTS

General Information About the Trust	21
Fundamental Investment Policies	21
Investments and Related Risks	22
Trustees and Officers	32
Service Providers	37
Code of Ethics	40
Description of Shares	40
Principal Holders of Shares	41
Purchasing Shares	41
Redeeming Shares	41
Brokerage Transactions	42
Portfolio Turnover Rate	43
Taxes	43
Proxy Voting	52
Disclosure of Portfolio Holdings	53
Financial Statements	54
Performance Data	54
Appendix – Proxy Voting Policies and Procedures and Proxy Voting Guidelines	55

GENERAL INFORMATION ABOUT THE TRUST

Vericimetry Funds (the "Trust") is an investment company, currently offering one series, the U.S. Small Cap Value Fund (the "Fund").  The Trust was organized as a Delaware statutory trust on July 5, 2011.  The Trust is registered with the United States Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and the offering of the Fund's shares ("Shares") is registered under the Securities Act of 1933, as amended (the "Securities Act").   The Fund is diversified, as such term is defined in the 1940 Act.  Vericimetry Advisors LLC (the "Adviser") serves as investment adviser to the Fund.  The Adviser is organized as a Delaware limited liability company.

FUNDAMENTAL INVESTMENT POLICIES

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund's outstanding voting securities. For these purposes, a "majority of outstanding shares" means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, the Fund may not:

1.
(i) with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or shares of investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

2.
Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This limitation does not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or shares of investment companies.

3.
Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.
Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.
Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.
Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute rules or regulations may be amended or interpreted from time to time.

The Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act that, under normal circumstances, at least 80% of the value of the Fund's net assets, plus the amount of any borrowings for investment purposes, will be invested in small cap securities.  Additionally, if the Fund changes its 80% investment policy, the Fund will notify shareholders at least 60 days before the change, and will change the name of the Fund.

For purposes of the investment limitations described above, the Adviser does not consider securities that are issued by the U.S. government or its agencies or instrumentalities to be investments in an "industry".  Unless otherwise indicated, all limitations applicable to the Fund's investments apply only at the time that a transaction is undertaken.

INVESTMENTS AND RELATED RISKS

Cash Management Practices

The Fund will engage in cash management practices in order to earn income on uncommitted cash balances.  Generally, cash is uncommitted pending investment in other securities, payment of redemptions or in other circumstances where the Adviser believes liquidity is necessary or desirable.  For example, cash investments may be made for temporary defensive purposes during periods in which market, economic or political conditions warrant.

The Fund may invest cash in short-term repurchase agreements, high quality, highly liquid fixed income securities, such as money market instruments; index futures contracts and options thereon; unaffiliated registered and unregistered money market funds.

Debt Securities

To the extent that the Fund invests in debt securities, they will be subject to the following risks:

Interest Rate Risk — Debt securities are subject to the risk that interest rates rise and fall over time. The Fund therefore may be more sensitive to fluctuations in interest rates than other types of investments. In particular, increases to prevailing interest rates could have a negative impact on the performance of the Fund. This risk is greater when the Fund holds bonds with longer maturities.

Credit Risk — If the Fund invests in debt securities, they are subject to the risk that a decline in the credit quality of a portfolio investment could cause the Fund's share price to fall.  The Fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. Below investment-grade bonds (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade bonds. Below investment-grade bonds also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment-grade bonds may be more susceptible than other issuers to economic downturns. Such bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the bonds.

Prepayment and extension risk — If the Fund invests in debt securities, they are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility if it holds these securities. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Derivatives

A derivative is a financial instrument that has a value based on — or "derived from" — the value of other assets, reference rates or indices. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, commodities, interest rates, currency exchange rates and various domestic and foreign indices. The main types of derivatives are futures, options, forward contracts, swaps and hybrid instruments. Like most other Fund investments, derivatives are subject to the risk that the market value of the underlying asset will change in a way detrimental to the Fund's interest. However, the risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Because some derivatives involve leverage, returns can be magnified, either positively or negatively, and adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives are traded on exchanges, while other derivatives are privately negotiated and entered into in the over-the-counter ("OTC") market. Exchange-traded derivatives are traded via specialized derivatives exchanges or other securities exchanges. The exchange acts as an intermediary to the transactions and the terms for each type of contract are generally standardized. OTC derivatives are traded between two parties directly without going through a regulated exchange. The terms of the contract are subject to negotiation by the parties to the contract. OTC derivatives are subject to counterparty risk, whereas the exposure to default for exchange-traded derivatives is assumed by the exchange's clearinghouse. Counterparty risk is the risk that a party to an OTC derivatives contract may fail to perform on its obligations. A loss may be sustained as a result of the insolvency or bankruptcy of the counterparty, or the failure of the counterparty to make required payments or comply with the terms of the contract. In the event of insolvency of the counterparty, the funds may be unable to liquidate a derivatives position. Because the purchase and sale of an OTC derivative does not have the guarantee of a central clearing organization, the creditworthiness of the counterparty is an additional risk factor that the Funds need to consider and monitor.

Equity Securities

Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value ("NAV") of the Fund to fluctuate. The Funds may purchase equity securities traded on registered exchanges or the over-the-counter market.

Foreign Securities

Foreign securities are debt and equity securities that are traded in markets outside of the U.S. The markets in which the issuers of these securities are located can be developed or emerging.

American Depositary Receipts ("ADRs") — ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Political and Economic Factors — Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

•
The economies of foreign countries may differ from the economy of the United States. in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

•
Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

•
The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

•
A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

Information and Supervision — There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

Stock Exchange and Market Risk — The Adviser anticipates that in most cases an exchange or an OTC market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States.

Foreign markets may offer less protection to shareholders than United States markets because:

•	foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards

•	adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

•	in general, there is less overall governmental supervision and regulation of securities exchanges, broker-dealers, and listed companies than in the United States.

•	OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

•	economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

•
restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

Foreign Currency Risk — The securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

•	It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

•	Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

•
Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

•
There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

•
Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

•
The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Futures

The Fund may enter into futures contracts and options on future contracts to gain market exposure on the Fund's uninvested cash pending investments in securities and to maintain liquidity to pay redemptions.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price.  Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges.  The Fund will be required to make a margin deposit in cash or government securities with a futures commission merchant (an "FCM") to initiate and maintain positions in futures contracts.  Minimal initial margin requirements are established by the futures exchanges and FCMs may establish margin requirements which are higher than the exchange requirements.  After a futures contract position is opened, the value of the contract is marked to market daily.  If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin to be held by the FCM will be required.  Conversely, a reduction in the required margin would result in a repayment of excess margin to the custodial accounts of the Fund.  Variation margin payments may be made to and from the futures broker for as long as the contract remains open.  The Fund expects to earn income on its margin deposits.  The Fund intends to limit its futures-related investment activity so that other than with respect to bona fide hedging activity (as defined in Commodity Futures Trading Commission ("CFTC") General Regulations Section 1.3(z)):  (i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions (determined at the time the most recent position was established) does not exceed 5% of the liquidation value of the portfolio of the Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation); or (ii) the aggregate net "notional value" (i.e., the size of a commodity futures or commodity option contract in contract units (taking into account any multiplier specified in the contract), multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all non-hedge commodity futures and commodity option contracts that the Fund has entered into (determined at the time the most recent position was established) does not exceed the liquidation value of the portfolio of the Fund, after taking into account unrealized profits and unrealized losses on any such contracts that the Fund has entered into.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time.  Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make variation margin deposits.  In such circumstances, if the Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so.  Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.  Pursuant to published positions of the SEC and interpretations of the staff of the SEC, the Fund (or its custodian) is required to maintain segregated accounts or to segregate assets through notations on the books of the custodian, consisting of liquid assets (or, as permitted under applicable interpretations, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.  These requirements are designed to limit the amount of leverage that the Fund may use by entering into futures transactions.

Investment Companies

The Fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Pursuant to Section 12(d)(1) of the 1940 Act, the Fund may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund.  To the extent allowed by law or regulation, a Fund may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.

If the Fund invests in and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.

An investment in an exchange-traded fund ("ETF") generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate significantly, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a premium or discount to their NAV; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

The SEC has issued orders exempting certain ETFs from the limits set forth in Sections 12(d)(1)(A) and Section 12(d)(1)(B). These exemptions permit the Fund to invest in ETFs beyond the limits set forth in Sections 12(d)(1)(A) and Section 12(d)(1)(B), and discussed above.

Illiquid Securities

The Fund is required to operate in accordance with the SEC staff's current position on illiquid securities, which limits investments in illiquid securities to 15% of the Fund's net assets.  Pursuant to Rule 144A under the 1933 Act, the Fund may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on holdings of illiquid securities. While maintaining oversight, the Board of Trustees of the Trust (the "Board") has delegated the day-to-day function of making liquidity determinations to the Adviser. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board and the Adviser will continue to monitor the liquidity of Rule 144A securities.

Repurchase Agreements

The Fund may invest in repurchase agreements with commercial banks or broker-dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which the Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from the seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of the Fund's net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets.  The Fund's exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Securities Lending

The Fund is authorized to lend securities to qualified broker-dealers, banks and other financial institutions for the purpose of earning additional income. Although the Fund may earn additional income from lending securities, lending activity is incidental to the Fund's investment objective. To the extent the Fund loans a portion of its securities, the Fund will receive from the borrower collateral consisting generally of cash or U.S. government securities.  Such collateral will be maintained by marking to market daily in an amount equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies; (ii) 102% of the current market value of the loaned securities with respect to U.S. securities; and (iii) 105% of the current market value of the loaned securities with respect to foreign securities, as applicable. No securities loan shall be made on behalf of the Fund if, as a result, the aggregate value of all securities loans of the Fund exceeds one-third of the value of the Fund's total assets (including the value of the collateral received). Subject to its stated investment policies, the Fund may invest cash collateral received for loaned securities in securities issued by the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and registered and unregistered money market funds. For purposes of this paragraph, "agencies" include both agency debentures and agency mortgage backed securities.

The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund will also receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at the preferential tax rates applicable to qualified dividend income. The Fund will be entitled to recall a loaned security in time to vote proxies, or otherwise obtain rights to vote proxies of loaned securities, if the Fund knows that a material event will occur.

Securities lending exposes the Fund to certain risks, including operational risk (i.e., the risk of losses resulting from settlement and accounting problems); "gap" risk (i.e., the risk of an inconsistency between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower); and credit, legal, counterparty and market risks. Should a counterparty to a securities lending transaction default, the Fund would be subject to the risk of possible delay in receiving collateral or in recovering the securities, as well as the risk of possible loss of rights in the collateral. In the event a borrower does not return the Fund's securities as agreed, the Fund may incur losses. Such losses may occur if the proceeds received from liquidating the collateral are not at least equal to the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities, which could trigger adverse tax consequences for the Fund. In the event of the bankruptcy of a borrower, the Fund or the Trust could experience a delay in recovering the loaned securities, or may recover only cash or a security of equivalent value.

Short-Term Instruments

In addition to repurchase agreements discussed above, the Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" by S&P, or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Stock Index Future Contracts

The Fund may buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time the Fund purchases a futures contract, an amount of cash, U.S. government securities or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

Swap Agreements

The Fund may enter into swap agreements, including, but not limited to, equity index swaps and interest rate swap agreements, in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a "net basis". Consequently, the current obligations (or rights) of the Fund under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The counterparty will generally agree to pay the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap agreement defaults, the risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Fund and the Adviser believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the OTC market. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of swap agreements is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association ("Fannie Mae"), the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation ("Farmer Mac").

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. Consequently, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

Warrants

Warrants are securities that give the holder the right to purchase equity securities from the issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is higher than the prevailing market price of the underlying security at the time the warrant is issued, while the market value of the warrant is typically much lower than the current market price of the underlying securities. Warrants are generally considered to be more risky investments than the underlying securities, but may offer greater potential for capital appreciation than the underlying securities.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

TRUSTEES AND OFFICERS

Trustees

Organization of the Board

The Board is responsible for establishing the Trust's policies and for overseeing the management of the Trust.  The Board elects the officers of the Trust, who, along with third party service providers, are responsible for administering the day-to-day operations of the Trust.  The Board is comprised of one interested Trustee and three independent Trustees.  Glenn S. Freed, an interested Trustee, is Chairman of the Board.  The Board has not found it necessary to appoint a lead independent Trustee because it believes that the existing structure of the Board allows for effective communication among the independent Trustees, between the independent Trustees and interested Trustees, as well as between the independent Trustees and management.  The existing Board structure for the Trust also provides the independent Trustees with adequate influence over the governance of the Board and the Fund, while also providing the Board with the invaluable insight of one interested Trustee, who, as both an officer of the Trust and the Adviser, participates in the day-to-day management of the Trust's affairs, including risk management.

The agenda for each quarterly meeting of the Board is provided in advance of the meeting to the independent Trustees in order to provide the Trustees with the opportunity to contact Trust management regarding agenda items.  In addition, the independent Trustees regularly communicate with the Chairman regarding items of interest to them in between regularly scheduled meetings of the Board.  The Board meets in person at least four times each year and by telephone at other times.  At each in-person meeting, the independent Trustees meet in executive session to discuss matters outside the presence of management.

The Board has two standing committees: an Audit Committee and a Nominating Committee.  Each Committee is composed entirely of independent Trustees.  As described below, through these Committees, the independent Trustees have direct oversight of the Trust's accounting and financial reporting policies, the selection and nomination of candidates to Board and the review of the investment performance of the series of the Fund and the performance of the Trust's service providers.

The Board's Audit Committee is comprised of David G. Chrencik, Kenneth Merchant and Jay R. Ritter.  The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Trust's internal controls, the Trust's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board.  The Audit Committee recommends the appointment of the Fund's independent registered public accounting firm and also acts as a liaison between the Trust's independent registered public accounting firm and the full Board.  The Audit Committee has not yet met.

The Board's Nominating Committee is comprised of David G. Chrencik, Kenneth Merchant and Jay R. Ritter.  The Nominating Committee makes recommendations for nominations of independent and interested members on the Board to the independent Board members and to the full Board.  The Nominating Committee evaluates a candidate's qualification for Board membership and the independence of such candidate from the Adviser and other principal service providers.  The Nominating Committee has not yet met.

The Board, including all of the independent Trustees, oversees and approves the contracts of the third party service providers that provide advisory, administrative, custodial and other services to the Trust.

Board Oversight of Risk Management

The Board as a whole considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings through regular reports that have been developed by Trust management and the Adviser.  These reports address certain investment, valuation and compliance matters.  The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board's request or upon the initiative of the Adviser.  In addition, the Audit Committee of the Board meets regularly with management of the Adviser to review reports on the Adviser's examinations of functions and processes that affect the Trust.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund's portfolio.  The Board discusses these reports and the portfolio's performance and investment risks with management of the Adviser at the Board's regular meetings.  The Portfolio Managers of the Adviser meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the portfolio.  To the extent that the Portfolio Managers of the Adviser decides to materially change an investment strategy or policy of the portfolio and such change could have a significant impact on the portfolio's risk profile, the Adviser will present such change to the Board for its approval.

With respect to valuation, the Adviser provides regular written reports to the Board that enables the Board to review fair valued securities in the portfolio.  Such reports also include information concerning illiquid and any worthless securities held in the portfolio.  In addition, the Trust's Audit Committee reviews valuation procedures and pricing results with the Fund's independent registered public accounting firm in connection with such Committee's review of the results of the audit of the portfolio's year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Adviser's compliance group and meets regularly with the Trust's Chief Compliance Officer ("CCO") to discuss compliance issues, including compliance risks.  As required under SEC rules, the independent Trustees meet at least annually in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board.  The Board adopts compliance policies and procedures for the Trust and receives information about the compliance procedures in place for the Trust's service providers.  The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Adviser periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Adviser.  Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

Trustee Qualifications

When a vacancy occurs on the Board, the Nominating Committee evaluates a candidate's qualification for Board membership and the independence of such candidate from the Adviser and other principal service providers.  The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members.

The Nominating Committee believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified individuals to serve as members of the Board.  The Board believes that each Trustee currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Fund and protect the interests of shareholders.  The Board noted that each Trustee had professional experience in areas of importance for investment companies.  The Board considered that each independent Trustee held an [              ] position in the areas of [finance, economics or accounting].  The Board also noted that [                  ] had experience serving as a Trustee on the boards of operating companies and/or other investment companies.  In addition, the Board considered that [                  ] contributed valuable experience due to [his/their] positions with the Adviser.  Certain biographical information for each independent Trustee and each interested Trustee of the Fund is set forth in the tables below, including a description of each Trustee's experience as a Trustee of the Fund and as a Trustee or trustee of other funds, as well as other recent professional experience.

Interested Trustees

The following Interested Trustee is described as such because he is deemed to be "interested person," as that term is defined under the 1940 Act, due to his position with the Adviser.

Name, Address and Age	Position	Term of Office* and Length of Service	Principal Occupation During Past 5 Years	Funds of the Trust Overseen	Other Trusteeships of Public Companies Held During Past 5 Years
Glenn S. Freed 800 Wilshire Blvd., Suite 300 Los Angeles, CA 90017 49	Chairman and Trustee	Since the inception of the Trust	Vericimetry Advisors LLC, 2010 to present, Chief Executive Officer; Dimensional Fund Advisors, 2006 to 2010, Vice President.	1	None

Independent Trustees

Name, Address and Age	Position	Term of Office* and Length of Service	Principal Occupation During Past 5 Years	Funds of the Trust Overseen	Other Trusteeships of Public Companies Held During Past 5 Years
800 Wilshire Blvd., Suite 300 Los Angeles, CA 90017 [ ]	Trustee	Since the inception of the Trust		1
800 Wilshire Blvd., Suite 300 Los Angeles, CA 90017 [ ]	Trustee	Since the inception of the Trust		1
800 Wilshire Blvd., Suite 300 Los Angeles, CA 90017 [ ]	Trustee	Since the inception of the Trust		1

*      Each Trustee holds office for an indefinite term until his or her successor is elected and qualified.

Set forth below is a table listing, for each Trustee entitled to receive compensation, the compensation expected to be received from the Trust during the fiscal year ending December 31, 2011 and the total compensation expected to be received by that Trustee from all registered investment companies for which the Adviser served as investment adviser during that same period.  The Interested Trustee of the Trust does not receive any compensation from the Trust.

Name and Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits as Part of Expenses	Estimated Annual Benefit upon Retirement	Total Compensation from the Trust[
[ ], Trustee
[ ], Trustee
[ ], Trustee

Officers

Below are the name, age, and information regarding positions with the Fund and the principal occupation for each officer of the Trust.  The address of each officer is 800 Wilshire Blvd., Suite 300, Los Angeles, CA 90017.

Name and Age	Position	Term of Office* and Length of Service	Principal Occupation During Past 5 Years
Glenn S. Freed (49)	Chairman, Chief Executive Officer and Treasurer	Since 2011	Vice President, Dimensional Fund Advisors LLC (2001-2010).
Andrew L. Berkin (49)	Chief Investment Officer	Since 2011	Director of Research, First Quadrant L.P. (2004-2011).
Stacey Helmeyer (36)	Chief Compliance Officer and Secretary	Since 2011	Vice President and Senior Compliance Officer, Trust Company of the West (2010-11); Senior Compliance Officer, Dimensional Fund Advisors LLC (2006-2010).

*	Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.

Ownership in the Fund

Because the Fund is new, as of the date of this SAI, none of the Trustees beneficially owned shares of the Fund.

As of [             ], 2011, Trustees and officers as a group owned less than 1% of the outstanding stock of the Fund.

Limitation of Trustees' Liability

The Agreement and Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Agreement and Declaration of Trust also provides that The Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust's request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the By-Laws. However, nothing in the Agreement and Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

SERVICE PROVIDERS

Investment Adviser

The Adviser, a Delaware limited liability company, serves as the investment adviser to the Fund.  The Trust and the Adviser have entered into an investment advisory agreement dated                       ___, 2011 (the "Advisory Agreement") with respect to the Fund. Under the Advisory Agreement, the Adviser serves as the investment adviser, makes investment decisions for the Fund, and manages the investment portfolio and business affairs of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligation and duties under this Advisory Agreement.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" or of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.

In addition to the duties set forth in the prospectus, the Adviser, in furtherance of such duties and responsibilities, is authorized and has agreed to provide or perform the following functions: (1) formulate and implement a continuing investment program for use in managing the assets and resources of the Fund in a manner consistent with the Fund's investment objectives, strategies, policies and restrictions, which program may be amended and updated from time to time to reflect changes in financial and economic conditions; (2) make all determinations with respect to the investment of the Fund's assets in accordance with (a) applicable law, (b) the Fund's investment objectives, strategies, policies and restrictions as provided in the Fund's prospectus and SAI, as amended from time to time, (c) provisions of the Code, relating to regulated investment companies, and (d) such other limitations as the Board of Trustees may impose by written notice; (3) make all determinations as to the purchase or sale of portfolio securities, including advising the Board of Trustees as to certain matters involving each Fund's portfolio securities that are not in the nature of investment decisions; (4) buy, sell, exchange, convert for the Fund's use, and otherwise trade in portfolio securities and other assets; (5) furnish to the Board of Trustees periodic reports concerning the Adviser's economic outlook and investment strategy, as well as information concerning the Fund's portfolio activity and investment performance; (6) select the broker-dealers, underwriters, or issuers to be used, place orders for the execution of portfolio transactions with such broker-dealers, underwriters or issuers, and negotiate the commissions (if any) for the execution of transactions in securities with or through such broker-dealers, underwriters or issuers selected by the Adviser; and (7) obtain and evaluate business and financial information in connection with the exercise of its duties.

Pursuant to the Advisory Agreement, for the services it provides to the Fund, the Adviser receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.50% of the Fund's average daily net assets. The Fund has not paid any management fees to the Adviser as the Fund has not yet commenced operations.

The Trust on behalf of the Fund has entered into a contractual Expense Limitation Agreement with Adviser.  The Expense Limitation Agreement provides that to the extent that the annual operating expenses incurred by the Fund through December 31, 2012, exceed .60% of the Fund's average daily net assets (the "Operating Expense Limit"), such excess amount will be the liability of the Adviser.  To determine the Advisers' liability for the Fund's expenses, the actual expenses of the Fund will be compared to the Operating Expense Limit.  If the Fund's year to date operating expenses for any month exceed the year to date Operating Expense Limit, the Adviser shall first waive or reduce its investment management for such month, as appropriate, to the extent necessary to reduce the amount of the operating expense to the amount of the Operating Expense Limit.  In the event the excess amount exceeds the amount of the investment management fee for the month, the Adviser, in addition to waiving its entire investment management fee for such month, shall also assume as its own expense and reimburse the Fund for the difference between the excess amount and the investment management [or administration fee]; provided, however, that an adjustment, if necessary, will be made on or before the last day of the first month of the next succeeding fiscal year, if the annual operating expenses for the fiscal year do not exceed the Operating Expense Limit.

Portfolio Managers

Andrew L. Berkin and Patrick T. Bradford are the portfolio managers of the Fund and receive compensation for their services.

Investments in the Fund

Because the Fund is new, as of the date of this SAI, none of the Trustees beneficially owned shares of the Fund.

Description of Compensation Structure

Portfolio managers receive a base salary and may receive a semi-annual bonus.  Compensation of a portfolio manager is determined at the discretion of the Adviser and is based on a portfolio manager's experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors.  The compensation of portfolio managers is not directly based upon the performance of the Fund or other accounts that the portfolio managers manage.  The Adviser reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market.  Each portfolio manager's compensation consists of the following:

•	Base salary. Each portfolio manager is paid a base salary. The Adviser considers the factors described above to determine each portfolio manager's base salary.

•	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers own ownership units in the Adviser. Portfolio managers may also participate in benefit and retirement plans and other programs available generally to all employees.

Shares Owned by Portfolio Managers

The following table provides information relating to other accounts managed by ___________ as of _____ __, 2011:

	Registered Investment Companies		Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed		1	None	None
Number of Accounts Managed with Performance-Based Advisory Fees		1	None	None
Assets Managed (in millions)	$		None	None
Assets Managed with Performance-Based Advisory Fees (in millions)	$		None	None

Fund Accountant, Dividend Disbursing Agent and Transfer Agent

[              ] ("Fund Accountant"), [Address of Fund Accountant] serves as the accounting services, dividend disbursing and transfer agent for the Trust.  The services provided by Fund Accountant are subject to supervision by the executive officers and the Board, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodians, and transfer and dividend disbursing agency services.  For the administrative and accounting services provided by the Fund Accountant, the Trust pays the Fund Accountant annual fees that are calculated daily and paid monthly according to a fee schedule based on the aggregate average net assets of the Fund.  The fee schedule is set forth in the table below:

[__% of the average net assets of the Fund].

The Fund is also subject to a monthly fee of [             ].

The Fund also pays separate fees to the Fund Accountant with respect to the services the Fund Accountant provides as transfer agent and dividend disbursing agent.

Custodian

[                ] (the "Custodian"), [Address of the Custodian] serves as the custodian for the Trust.

Distributor

The Trust's shares are distributed by the Distributor.  The Distributor is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.  The principal business address of [                  ] is [                  ].

The Distributor acts as an agent of the Fund by serving as the principal underwriter of the Fund's shares.  Pursuant to the Fund's Distribution Agreement, the Distributor uses its best efforts to seek or arrange for the sale of shares of the Fund, which are continuously offered.  No sales charges are paid by investors or the Funds.  For the distribution services provided by the Distributor, the Trust pays the Distributor the following fee: [              ]

Legal Counsel

Seward & Kissel LLP serves as legal counsel to the Trust.  Its address is 1200 G Street, N.W., Suite 350, Washington, D.C. 20005.

Independent Registered Public Accounting Firm

______________ is the independent registered public accounting firm to the Fund and audits the annual financial statements of the Fund.  [                  ]'s address is [                  ].

CODE OF ETHICS

The Trust has adopted a Code of Ethics, under Rule 17j-1 under the 1940 Act, for certain access persons of the Trust.  The Code of Ethics is designed to ensure that access persons act in the interest of the Fund and its shareholders with respect to any personal trading of securities.  Under the Code of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by the Fund unless their proposed purchases are approved in advance.  The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.

DESCRIPTION OF SHARES

The Agreement and Declaration of Trust authorizes the creation of an unlimited number of funds and issuance of an unlimited number of shares. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Agreement and Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund's shares, when issued, are fully paid and non-assessable.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder.  As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders unless otherwise required by the 1940 Act or stock exchange rules.  Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Upon the written request of shareholders owning at least __% of the Trust's shares, the Trust will call for a meeting of shareholders to consider the removal of one or more trustees and other certain matters. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Under the Agreement and Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

PRINCIPAL HOLDERS OF SHARES

As of [             ], 2011, the following persons beneficially owned 5% or more of the outstanding stock of the Fund, as set forth below:

[LIST BENEFICAL OWNERS OF 5% OR MORE OF THE FUND]

PURCHASING  SHARES

The following information supplements the information set forth in the prospectus under the caption "Purchase of Shares".

The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange ("NYSE") is open for business, regardless of whether the Federal Reserve System is closed.  However, no purchases by wire may be made on any day that the Federal Reserve System is closed.  The Fund will generally be closed on days that the NYSE is closed.  The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day.  Orders for redemptions and purchases of shares of the Fund will not be processed if the NYSE is closed.

The Fund reserves the right, in its sole discretion, to suspend the offering of shares or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund.  Securities accepted in exchange for shares of the Fund will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Fund.

The Fund or its transfer agent may, from time to time, appoint a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders and funds from certain investors.  With respect to purchases and redemptions through a sub-transfer agent, the Fund will be deemed to have received a purchase or redemption order when the sub-transfer agent receives the order.  Shares of the Fund will be priced at the public offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

REDEEMING SHARES

The following information supplements the information set forth in the Prospectus under the caption "Redemption of Shares".

The Fund may suspend redemption privileges or postpone the date of payment:  (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets and (3) for such other periods as the SEC may permit.

Shareholders may transfer shares of the Fund to another person by making a written request to the Adviser who will transmit the request to the Transfer Agent.  The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer.  The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described in the Prospectus under "Redemption of Shares".  As with redemptions, the written request must be received in good order before any transfer can be made.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely upon its experience and knowledge regarding commissions generally charged by various broker-dealers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable.  The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund's shares as a factor in the selection of a broker-dealer to execute its portfolio transactions.

The Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected.  In selecting a broker-dealer for each specific transaction, the Adviser chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution. Best execution is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor broker-dealers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Adviser will also use electronic crossing networks ("ECNs") when appropriate.

The Adviser does not currently use the Fund's assets for, or participate in, any third party soft dollar arrangements, although it may receive proprietary research from various full service broker-dealers, the cost of which is bundled with the cost of the broker's execution services. The Adviser does not "pay up" for the value of any such proprietary research.

The Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

The Fund will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation.

The Fund had not commenced operations as of the date of this SAI and therefore did not pay brokerage commissions during the past fiscal year.

PORTFOLIO TURNOVER RATE

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for the Fund is expected to be less than 50%. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

TAXES

The following is a summary of some of the federal income tax consequences of investing in the Fund.  Unless you are invested in the Fund through a qualified retirement plan, you should consider the tax implications of investing and consult your own tax advisor. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This "Taxation of the Fund and Its Shareholders" section is based on the Internal Revenue Code of 1986, as amended (the "Code") and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This information is for general information only and not tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in the Fund.

Taxation of the Fund

The Fund has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a "regulated investment company,"  "RIC" or "portfolio") under Subchapter M of the Code.  If the Fund qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company.  In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•
Distribution Requirement - the Fund must distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

•
Income Requirement - the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships ("QPTPs").

•
Asset Diversification Test - the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service ("IRS") with respect to such type of investment may adversely affect the Fund's ability to satisfy these requirements.  See "Tax Treatment of Fund Transactions" below with respect to the application of these requirements to certain types of investments.  In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Fund's income and performance.

The Fund may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed.  If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund's allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax.  In addition, any such under-distribution of income might cause the Fund to fail to satisfy the Income Requirement and thereby not qualify as a regulated investment company for such taxable year.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year.  Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more.  Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a portfolio with a high turnover rate is likely to generate more short-term and less long-term capital gain or loss than a comparable portfolio with a low turnover rate.  Any such higher taxes would reduce the Fund's after-tax performance.

Capital loss carryovers.  The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 ("RIC Mod Act"), if the Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year, the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year.  Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.  However, for any net capital losses realized in taxable years of the Fund, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss.   The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% "change in ownership" of the Fund.  An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Fund beginning on or before December 22, 2010, to expire unutilized), thereby reducing the Fund's ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund's shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another portfolio. Moreover, because of circumstances beyond the Fund's control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change.

Deferral of late year losses.  The Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see "Distributions of Capital Gains" below).  A "qualified late year loss" includes:

•	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year ("post-October losses"), and

•
the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms "specified losses" and "specified gains" mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses, and losses resulting from holding stock in a passive foreign investment company ("PFIC") for which a mark-to-market election is in effect.  The terms "ordinary losses" and "ordinary gains" mean other ordinary losses and gains that are not described in the preceding sentence.

Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute net capital gains.  If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Excise tax distribution requirements.  To avoid a 4% federal excise tax, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year;  98.2% of its  capital gain net income  earned during the twelve-month period ending October 31; and 100% of any undistributed  amounts from the prior year. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Distributions of Net Investment Income

The Fund receives ordinary income generally in the form of dividends and/or interest on its investments.   The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund's earnings and profits.  In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to shareholders by the Fund may be qualified dividends eligible to be taxed at reduced rates.

Distributions of Capital Gains

The Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities.   Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund.  Any net capital gain of the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital

Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder's tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares.  Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments.

Information on the Amount and Tax Character of Distributions

The Fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year.  If you have not held Fund shares for a full year, the Fund may report to shareholders and distribute to you, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders the Fund may further report and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.  Taxable distributions declared by the Fund in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Sales, Exchanges and Redemptions of Fund Shares

In general.  If you are a taxable investor, sales, exchanges and redemptions (including redemptions in kind) are taxable transactions for federal and state income tax purposes.  If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption.  If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.

Redemptions at a loss within six months of purchase.  Any loss incurred on a redemption of shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Wash sales.  All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

Cost basis reporting.  Under the Energy Improvement and Extension Act of 2008, the Fund's administrative agent will be required to provide you with cost basis information on the sale of any of your shares in the Fund, subject to certain exceptions.  This cost basis reporting requirement is effective for shares purchased in the Fund on or after January 1, 2012.

Tax shelter reporting.  Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.

U.S. Government Securities

To the extent the Fund invests in certain U.S. government obligations, dividends paid by the Fund to shareholders that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Fund.   The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association ("GNMA") or Federal National Mortgage Association ("FNMA") securities), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporate shareholders.

Qualified Dividend Income for Individuals

With respect to taxable years of the Fund beginning before January 1, 2013 (unless such provision is extended or made permanent), ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain.  "Qualified dividend income" means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States.  Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received "in lieu of" dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.   If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-Received Deduction for Corporations

For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 70% corporate dividends-received deduction.  The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations.  The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor.  Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated.  Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.  Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Limitation on Deductibility of Losses

Losses incurred on the sale of securities by the Fund to another fund will be disallowed if, as of the date of sale, the selling and purchasing portfolios are considered related parties.  If the selling and purchasing portfolios are both corporations, they are treated as related parties if five or fewer persons, who are individuals, estates or trusts, own, directly or indirectly, more than 50% of the outstanding shares in both the selling and purchasing portfolios.

Tax Treatment of Fund Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund and, in turn, effect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders.  This section should be read in conjunction with the discussion in the Prospectus under "Principal Investment Strategies" and "Principal Risks" for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general.  In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues.  If the Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, the Fund's investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code ("section 1256 contracts"). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, the Fund's transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a portfolio-level tax.

Certain of the Fund's investments in derivatives and foreign currency-denominated instruments, and the Fund's transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If  the Fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If the Fund's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Securities lending.  While securities are loaned out by the Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.  For federal income tax purposes, payments made "in lieu of" dividends are not considered dividend income.  These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations.  Also, any foreign tax withheld on payments made "in lieu of" dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities. Convertible debt is ordinarily treated as a "single property" consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount ("OID") principles.

Backup Withholding

By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•	provide your correct social security or taxpayer identification number,
•	certify that this number is correct,
•	certify that you are not subject to backup withholding, and
•	certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any distributions or proceeds paid.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.  Certain payees and payments are exempt from backup withholding and information reporting.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.  Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.  Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

PROXY VOTING

The Board of Trustees has delegated the authority to vote proxies for the portfolio securities held by the Fund to the Adviser in accordance with the Proxy Voting Policies and Procedures and Proxy Voting Guidelines adopted by the Adviser.  The Proxy Voting Policies and Procedures and the Proxy Voting Guidelines are provided in an Appendix to this SAI.

The Chief Investment Officer of the Adviser is generally responsible for overseeing the Adviser's proxy voting process.  The  Chief Investment Officer has the authority to (i) oversee the voting of proxies, (ii) make determinations as to how to vote certain specific proxies, (iii) verify the on-going compliance with the voting policies, and (iv) review the voting policies from time to time and recommend changes to the Board.

The Adviser seeks to vote (or refrains from voting) proxies in a manner consistent with the best interests of the Fund as understood by the Adviser at the time of the vote.  Generally, the Adviser analyzes proxy statements on behalf of the Fund and instructs the vote (or refrains from voting) in accordance with the Proxy Voting Policies and the Voting Guidelines.  Since most proxies the Adviser receives will be voted in accordance with the voting guidelines, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process.  However, the voting policies do address the procedures to be followed if a conflict of interest arises between the Fund and the interests of the Adviser. If the Adviser has actual knowledge of a conflict of interest and recommends a vote contrary to the voting guidelines or in the case where the voting guidelines do not prescribe a particular vote, the Chief Investment Officer will bring the vote to the Chief Compliance Officer and the Chief Investment Officer , Chief Compliance Officer, Portfolio Manager and outside counsel as appropriate, will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the Fund.  To the extent the Chief Investment Officer makes a determination regarding how to vote or to abstain for a proxy on behalf of the Fund in the circumstances described in this paragraph, the Adviser will report annually on such determinations to the Board of Trustees of the Trust.

The Adviser will usually instruct voting of proxies in accordance with the voting guidelines.  The voting guidelines provide a framework for analysis and decision making, however, the voting guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Adviser reserves the right to instruct votes counter to the voting guidelines if, after a review of the matter, the Adviser believes that the best interests of the Fund would be served by such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Chief Compliance Officer. To the extent that the voting guidelines do not cover potential voting issues, the Adviser will vote on such issues in a manner that is consistent with the spirit of the voting guidelines and that the Adviser believes would be in the best interests of the Fund.

The Adviser seeks to vote (or refrain from voting) proxies in a manner that the Adviser determines is in the best interests of the Fund and which seeks to maximize the value of the Fund's investments.  In some cases, the Adviser may determine that it is in the best interests of the Fund to refrain from exercising proxy voting rights.  The Adviser may determine that voting is not in the best interest of the Fund and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Adviser, exceed the expected benefits of voting.  For securities on loan, the Adviser will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes.  It is the Adviser's belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Adviser recalling loaned securities in order to ensure they are voted.  The Adviser does intend to recall securities on loan if it determines that voting the securities is likely to materially affect the value of the Fund's investment and that it is in the Fund's best interests to do so.  In cases where the Adviser does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Adviser) prior to the proxy-voting deadline, the Adviser or its services provider may be unable to vote.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 month period ended [               ] of each year is available (i) on the Adviser's website at www.vericimetry.com and (ii) on the SEC's website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Adviser and the Board of Trustees of the Trust have adopted a Policy to govern disclosure of the portfolio holdings of the Fund and to prevent the misuse of material non-public holdings information.  The Adviser has determined that the Policy and its procedures (1) are reasonably designed to ensure that disclosure of holdings information is in the best interests of the shareholders of the Fund, and (2) appropriately address the potential for material conflicts of interest.

The Fund provides a complete list of it holdings four times in each fiscal year, as of the end of each quarter. The lists appear in the Fund's Annual and Semi-annual Reports to shareholders. The Fund files the lists with the SEC on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders many view the Fund's Forms on the SEC's website at www.sec.gov.  The Forms may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room many be obtained by calling 1-800-SEC-0330 (general SEC number) or 1-202-551-8090 (direct).  A list of the Fund's quarter-end holdings is also available at www.vericimetry.com and upon request on or about 30 days following each quarter and remains available on the website until the list is updated in the subsequent quarter.

Disclosure of Holdings Information to Recipients.

 The Fund's policy is to disclose portfolio holdings to third parties only if legally required to do so or when the Fund believes there is a legitimate business purpose for the Fund to disclose the information. Occasionally the Fund may authorize disclosing non-public holdings information to those Fund service providers, independent rating and ranking organizations, financial advisers, or others (each a "Recipient") who:  (i) specifically request the more current non-public holdings information and (ii) execute a Use and Nondisclosure Agreement (each a "Nondisclosure Agreement").  Each Nondisclosure Agreement subjects the Recipient to a duty of confidentiality with respect to the non-public holdings information, and prohibits the Recipient from trading based on the non-public holdings information.  Any non-public holdings information that is disclosed shall not include any material information about the Fund's trading strategies or pending portfolio transactions.  The non-public holdings information provided to a Recipient under a Nondisclosure Agreement, unless indicated otherwise, is not subject to a time delay before dissemination. The Chief Investment Officer may also approve the distribution of portfolio holdings information for the Fund more frequently or at a period other than as described above.

The Policy includes the following procedures to ensure that disclosure of holdings information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand, and the interests of the Adviser, the Fund or any affiliated person of the Fund or the Adviser, on the other.  In order to protect the interests of shareholders, the Fund, and to ensure no adverse effect on shareholders, in the limited circumstances where the Chief Investment Officer is considering making non-public Holdings Information available to a Recipient, the Chief Compliance Officer ("CCO") will consider any conflicts of interest.  If the CCO, following appropriate due diligence, determines in her reasonable judgment that (1) the Fund has a legitimate business purpose for providing the non-public holdings information to a Recipient, and (2) disclosure of non-public holdings information to the Recipient would be in the interests of the shareholders and outweighs possible reasonably anticipated adverse effects, then the CCO may approve the proposed disclosure.

The CCO documents all disclosures of non-public holdings information (including the legitimate business purpose for the disclosure), and periodically reports to the Board on such arrangements.  The CCO is also responsible for ongoing monitoring of the distribution and use of non-public Holdings Information.

The Board exercises continuing oversight of the disclosure of Holdings Information by:  (1) overseeing the implementation and enforcement of the Policy by the CCO; (2) considering reports and recommendations by the CCO concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering whether to approve or ratify any amendments to the Policy.  The Adviser and the Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.

Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation.  No person is authorized to disclose holdings information or other investment positions (whether online at http://www. vericimetry.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the Policy.  In addition, no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.

The Policy prohibits the Fund, the Adviser or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public holdings information or other investment positions.  "Consideration" includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any affiliated person of the Adviser.

The Policy and its procedures are intended to provide useful information concerning the Fund to existing and prospective shareholders, while at the same time preventing the improper use of holdings information.  However, there can be no assurance that the furnishing of any holdings information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the holdings information will not in fact be misused in other ways, beyond the control of the Adviser.

FINANCIAL STATEMENTS

Financial statements of the Fund are not available because, as of the date of this SAI, the Fund has not yet commenced investment operations.

A shareholder may obtain a copy of the annual reports, once those are available, upon request and without charge, by contacting the Trust at the address or telephone number appearing on the cover of this SAI.

PERFORMANCE DATA

The Fund may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available.  Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisers.  Unmanaged indices often do not reflect deductions for administrative and management costs and expenses.  The performance of the Fund may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  Any performance information, whether related to the Fund or to the Adviser, should be considered in light of the Fund's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

APPENDIX

Proxy Voting Policies and Procedures and Proxy Voting Guidelines

Please Note: The examples below are provided to give a general background as to how Vericimetry will vote on certain proxy issues. These examples do not address all voting issues or the specific circumstances surrounding individual proxy votes. Actual proxy votes may differ from the guidelines presented here.

PROXY VOTING POLICY AND PROCEDURES

 VERICIMETRY ADVISORS LLC
VERICIMETRY FUNDS
EFFECTIVE JULY 2011

I.            STATEMENT OF POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.  When Vericimetry has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II.           PROXY VOTING PROCEDURES

All proxies received by the Adviser will be sent to the Chief Investment Officer.  The Chief Investment Officer will:

•	Keep a record of each proxy received;

•	Forward the proxy to the Portfolio Manager or his designee;

•	The Portfolio Manager will determine which fund(s) or account(s) managed by the Advisor hold the security to which the proxy relates;

•
The Portfolio Manager or his designee will identify a list of funds or accounts that hold the security, together with the number of votes each fund or account controls (reconciling any duplications), and the date by which the Adviser must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place; and

•
Absent material conflicts (see Section IV below), the Portfolio Manager or his designee will determine how the Adviser should vote the proxy.  The Portfolio Manager or his designee will send its decision on how the Adviser will vote a proxy to the Chief Investment Officer.  The Chief Investment Officer or his designee is responsible for completing the proxy and submitting the vote in a timely and appropriate manner.

III.         GENERAL VOTING GUIDELINES

Vericimetry will follow these general voting guidelines.  Investment professionals of the Adviser each have the duty to vote proxies in a way that, in their best judgment, is in the best interest of the Advisor's clients.  Generally, Vericimetry believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.  However, it is anticipated that circumstances may arise where votes are inconsistent with these general guidelines.

A.           Elections of Directors

Unless there is a proxy fight for seats on the Board of Directors, the Adviser will generally vote in favor of the management proposed slate of directors.  The Adviser may withhold votes if the board fails to act in the best interests of shareholders, including, but not limited to, their failure to:

•	Implement proposals to declassify boards

•	Implement a majority vote requirement

•	Submit a rights plan to a shareholder vote

•	Act on tender offers where a majority of shareholders have tendered their shares

The Adviser may withhold votes for directors of non-U.S. issuers if insufficient information about the nominees is disclosed in the proxy statement.

B.           Appointment of Auditors

The Adviser generally believes that the company remains in the best position to choose its auditors and will generally support management's recommendation for the appointment of auditors.

The Adviser will generally oppose the appointment of auditors when:

•	The fees for non-audit related services are disproportionate to the total audit fees

•	Other reasons to question the independence of the auditors exist

C.           Changes in Capital Structure

Absent a compelling reason to the contrary, the Adviser will generally cast votes in accordance with the company's management.  However, Vericimetry will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company.

The Adviser will generally favor increases in authorized common stock when it is necessary to:

•	Implement a stock split

•	Aid in restructuring or acquisition

•	Provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan

The Adviser will generally oppose increases in authorized common stock when:

•	There is evidence that the shares will be used to implement a poison pill or another form of anti-takeover defense

•	The issuance of new shares could excessively dilute the value of the outstanding shares upon issuance

D.           Corporate Restructurings, Mergers and Acquisitions

The Adviser will analyze such proposals on a case-by-case basis, taking into account, among other things, the views of investment professionals managing the portfolios in which the stock is held.

E.           Proposals Affecting Shareholder Rights

The Adviser believes that certain fundamental rights of shareholders must be protected.  Vericimetry will weigh the financial impact of proposed measures against the impairment of shareholder rights.

The Adviser will generally favor proposals that give shareholders a greater voice in the affairs of the company, and generally oppose proposals that have the effect of restricting shareholders' voice in the affairs of the company.

F.           Corporate Governance

The Adviser believes that good corporate governance is important in ensuring that management and the Board of Directors fulfill their obligations to the company's shareholders.

Vericimetry will generally favor proposals that promote transparency and accountability within a company, such as those promoting:

•	Equal access to proxies

•	A majority of independent directors on key committees

The Adviser will generally oppose:

•	Companies having two classes of shares

•	The existence of a majority of interlocking directors

G.           Anti-Takeover Measures

In general, proposed measures (whether advanced by management or shareholder groups) that impede takeovers or have the effect of entrenching management may be detrimental to the rights of shareholders and may negatively impact the value of the company.

The Adviser will generally favor proposals that have the purpose or effect of restricting or eliminating existing anti-takeover measures that have previously been adopted, such as:

•	Shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote.

The Adviser will generally oppose proposals that have the purpose or effect of entrenching management or diluting shareholder ownership, such as:

•	"Blank check" preferred stock

•	Classified boards

•	Supermajority vote requirements

H.           Executive Compensation

The Adviser generally believes that company management and the compensation committee of the Board of Directors should, within reason, be given latitude in determining the types and mix of compensation and benefit awards offered.

The Adviser will review proposals relating to executive compensation plans on a case-by-case basis to ensure:

•	The long-term interests of management and shareholders are properly aligned

•	The option exercise price is not below market price on the date of grant

•	An acceptable number of employees are eligible to participate in such compensation programs

The Adviser will generally favor proposals that have the purpose or effect of fairly benefiting both management and shareholders, such as proposals to:

•	"Double trigger" option vesting provisions

•	Seek treating employee stock options as an expense

The Adviser will generally oppose proposals that have the purpose or effect of unduly benefiting management, such as:

•	Plans that permit re-pricing of underwater employee stock options

•	"Single trigger" option vesting provisions

I.           Social and Corporate Responsibility

The Adviser will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine their financial impact on shareholder value.  The Adviser will generally oppose such social, political and environmental proposals that have a negative financial impact on shareholder value, such as measures that are unduly burdensome or result in unnecessary and excessive costs to the company.

J.           Abstentions; Determination Not to Vote; Closed Positions

The Adviser will abstain from voting or affirmatively decide not to vote if the Advisor determines that abstention or not voting is in the best interests of its clients.  In making this determination, the Adviser will consider various factors, including, but not limited to, (i) the costs associated with exercising the proxy (e.g., translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy.  The Adviser may determine not to vote proxies relating to securities in which it has no position as of the receipt of the proxy (for example, when the Adviser has sold, or has otherwise closed, a position after the proxy record date but before the proxy receipt date).

For other proposals, the Adviser shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

•	whether the proposal was recommended by management and the Adviser's opinion of management;

•	whether the proposal acts to entrench existing management; and

•	whether the proposal fairly compensates management for past and future performance.

   IV.           CONFLICTS OF INTEREST

1.           The Chief Investment Officer, with input from the Chief Compliance Officer, Portfolio Manager and outside counsel as appropriate, will identify any conflicts that exist between the interests of the Advisor and its clients.  This examination will include a review of the relationship of the Adviser with the issuer of each security and any of the issuer's affiliates to determine if the issuer is a client of the Adviser or an affiliate of the Adviser or has some other relationship with the Adviser.

2.           If a material conflict exists, the Advisor will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of clients.  The Advisor will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the clients the opportunity to vote their proxies themselves.  In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when the Adviser determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Adviser will give the ERISA client the opportunity to vote the proxies themselves.  Absent the client reserving voting rights, the Adviser will vote the proxies solely in accordance with the policies outlined in Section III.  "General Voting Guidelines" above.

V.           DISCLOSURE

1.           The Adviser will disclose in its Form ADV Part 2 that clients may contact the Chief Compliance Officer, via e-mail or telephone, in order to obtain information on how the Adviser voted proxies, and to request a copy of these policies and procedures.  If a client requests this information, the Chief Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, (a) the name of the issuer; (b) the proposal voted upon, and (c) how the Adviser voted the proxy.

Additionally information regarding how Vericimetry voted proxies relating to the Vericimetry Fund's portfolio securities will be made available on the Vericimetry website and on the SEC's website.

2.           A concise summary of this Proxy Voting Policy and Procedures will be included in the Adviser's Form ADV Part 2, and will be updated whenever these policies and procedures are updated.  The Chief Compliance Officer will arrange for a copy of this summary to be sent to all existing clients either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI.           RECORDKEEPING

The Chief Investment Officer will maintain files relating to the Adviser's proxy voting procedures in an easily accessible place.  Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser.  Records of the following will be included in the files:

•	Copies of this proxy voting policy and procedures, and any amendments thereto.

•
A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.1

•	A record of each vote that the Adviser casts.2

•	A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision.

•
A copy of each written client request for information on how the Adviser voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

1           The Advisor may choose instead to have a third party retain a copy of proxy statements (provided that the third party undertakes to provide a copy of the proxy statements promptly upon request).

2           The Advisor may also rely on a third party to retain a copy of the votes cast (provided that the third party undertakes to provide a copy of the record promptly upon request).

VERICIMETRY FUNDS
PART C: OTHER INFORMATION

ITEM 28.  EXHIBITS

(a)(1) Certificate of Trust of Vericimetry Funds – Filed herewith.

(a)(2) Agreement and Declaration of Trust of Vericimetry Funds – To be filed by amendment.

(b) By-Laws of Vericimetry Funds – To be filed by amendment.

(c) Not applicable.

(d) Investment Management Agreement between Vericimetry Advisors LLC and Vericimetry Funds – To be filed by amendment.

(e) Distribution Agreement between [_______] and Vericimetry Funds – To be filed by amendment.

(f) Not applicable.

(g) Custodian Agreement between [_________] and Vericimetry Funds – To be filed by amendment.

(h) Transfer Agency and Services Agreement between [                            ] and Vericimetry Funds – To be filed by amendment.

(i)(1) Legal Opinion of Seward & Kissel LLP – To be filed by amendment.

(i)(2) Consent of Seward & Kissel LLP – Filed herewith.

(j) Consent of Independent Registered Public Accounting Firm – To be filed by amendment.

(k) Not applicable.

(l) Subscription Agreement between [________] and Vericimetry Funds – To be filed by amendment.

(m) Not applicable.

(n) Not applicable.

(o) Not applicable.

(p)(1) Code of Ethics for Vericimetry Funds – To be filed by amendment.

(p)(2) Code of Ethics for Vericimetry Advisors LLC – To be filed by amendment.

(p)(3) Code of Ethics of [Name of Distributor] – To be filed by amendment.

ITEM 29.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons controlled by or under common control with the Registrant.

ITEM 30.  INDEMNIFICATION

The Trustees of Vericimetry Funds (the "Trustees") shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, adviser or principal underwriter of Vericimetry Funds (the "Trust" or the "Registrant"), nor shall any Trustee be responsible for the act or omission of any other Trustee, and, subject to the provisions of the By-Laws, the Trust out of its assets may indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee's or officer's performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    Vericimetry Advisors LLC, a Delaware limited liability company (the "Adviser"), serves as the investment adviser of the Trust. The principal address of the Adviser is 800 Wilshire Blvd., Suite 300, Los Angeles, CA 90017. The Adviser is an investment adviser to be registered with the SEC under the Investment Advisers Act of 1940.

Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of the Adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

Name and Position with Investment Adviser	Name of Other Company	Connection with Other Company

[To be provided by amendment]

ITEM 32.  PRINCIPAL UNDERWRITERS

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant's distributor, [ ] (the "Distributor"), acts as a distributor for:

[To be provided by amendment]

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B of this Form N-1A. Unless otherwise noted, the business address of each director or officer is [                                    ].

Name	Positions and Offices with Underwriter	Positions and Offices with Registrant

[To be provided by amendment]

ITEM 33.  LOCATION OF ACCOUNTS AND RECORDS

State the name and address of each person maintaining principal possession of each account, book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended ("Section 31(a)"), and the Rules under that section.

All accounts, books, and other documents required to be maintained by Section 31(a) and the Rules promulgated thereunder are maintained at the following offices:

(a) Registrant:

Vericimetry Funds
800 Wilshire Blvd., Suite 300
Los Angeles, CA 90017

(b) Adviser:

Vericimetry Advisors LLC
800 Wilshire Blvd., Suite 300
Los Angeles, CA 90017

(c) Principal Underwriter:

[Name and address to be provided by amendment]

(d) Custodian:

[Name and address to be provided by amendment]

ITEM 34.  MANAGEMENT SERVICES

Not applicable

ITEM 35.  UNDERTAKINGS

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the city of Los Angeles, State of California, on the 8th day of July, 2011.

VERICIMETRY FUNDS

By:	/s/ Glenn S. Freed
Name:	Glenn S. Freed
Title:	Initial Trustee

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Name	Title	Date
/s/ Glenn S. Freed Glenn S. Freed	Initial Trustee	July 8, 2011

SCHEDULE OF EXHIBITS TO FORM N-1A

Vericimetry Funds

Exhibit Number	Exhibit
Ex. 99.a.1	Certificate of Trust of Vericimetry Funds dated July 5, 2011
Ex. 99.i.2	Consent of Seward & Kissel LLP

SK 27340 0002 1198553 v6